LIMITED POWER OF ATTORNEY
                       FOR
          HELICOS BIOSCIENCES CORPORATION
               SECTION 16(a) FILINGS

Know all by these presents, that the undersigned hereby constitutes and appoints each of Mark C.
Solakian and Louise A. Mawhinney, signing singly, the undersigned's true and lawful attorney-in-fact to:

	(1)	Execute for and on behalf of the
undersigned, in the undersigned's capacity as an officer, director and/or stockholder of Helicos
Biosciences Corporation (the "Company"), Forms 3, 4, and 5 and amendments thereto in accordance with
Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;

	(2)	Do and perform any and all acts for and on
behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5 or amendment thereto and timely file such form with the United States Securities and Exchange
Commission (the "SEC") and any stock exchange or similar authority; and

	(3)	Take any other action of any type whatsoever
which, in the opinion of such attorney-in-fact, may be necessary or desirable in connection with the foregoing authority, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve.

	The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever required, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

	This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transaction in securities of the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact. This Power of Attorney may be filed with the SEC as a confirming statement of the authority granted herein.

[Remainder intentionally left blank]


IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 27 day of April, 2007.



NEWCOGEN GROUP LLC;
NEWCOGEN EQUITY INVESTORS LLC;
NEWCOGEN PE LLC;
NEWCOGEN ELAN LLC;
ST NEWCOGEN LLC;

Each by its Manager NewcoGen Group, Inc.

By:/s/ Noubar B.
Afeyan________________________________
	Noubar B. Afeyan, PhD
	President



FLAGSHIP VENTURE FUND 2004, L.P.

By: Flagship Ventures General Partner LLC,
       its General Partner

By:_/s/ Noubar B.
Afeyan_______________________________
	Noubar B. Afeyan, PhD




















IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this __ day of April, 2007.


ATLAS VENTURE FUND VI, L.P.
ATLAS VENTURE FUND V-A, C.V.
ATLAS VENTURE ENTREPRENEURS' FUND V, L.P.

By: Atlas Venture Associates V, L.P.
	their General Partner
By: Atlas Venture Associates V, Inc.
	its General Partner

By:________________________________
	Peter Barrett, PhD
	Vice President


ATLAS VENTURE FUND VI, L.P.
ATLAS VENTURE ENTREPRENEURS' FUND VI, L.P.

By: Atlas Venture Associates VI, L.P.
	their General Partner
By: Atlas Venture Associates VI, Inc.
	its General Partner

By:________________________________
	Peter Barrett, PhD
	Vice President



ATLAS VENTURE FUND VI GMBH & CO. KG

By: Atlas Venture Associates VI, L.P.
	its managing Limited Partner
By: Atlas Venture Associates VI, Inc.
	its General Partner

By:________________________________
	Peter Barrett, PhD
	Vice President




IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this __ day of April, 2007.



HIGHLAND CAPITAL PARTNERS VI LIMITED PARTNERSHIP

By: Highland Management Partners VI Limited
Partnership
	its General Partner

By: Highland Management Partners VI, Inc.,
	its General Partner

By:________________________________
	Robert F. Higgins
	Authorized Officer



HIGHLAND CAPITAL PARTNERS VI-B LIMITED PARTNERSHIP

By: Highland Management Partners VI Limited
Partnership
	its General Partner

By: Highland Management Partners VI, Inc.,
	its General Partner

By:________________________________
	Robert F. Higgins
	Authorized Officer



HIGHLAND CAPITAL PARTNERS VI LIMITED PARTNERSHIP

By: HEF VI Limited Partnership
	its General Partner

By: Highland Management Partners VI, Inc.,
	its General Partner

By:________________________________
	Robert F. Higgins
	Authorized Officer


IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this __ day of April, 2007.


MPM BIOVENTURES III Q-P, L.P.

By: MPM BioVentures III GP, L.P., its General Partner
By: MPM BioVentures III LLC, its General Partner

By:________________________________
	Ansbert Gadicke
	Series A Member


MPM BIOVENTURES III GMBH & CO. BETEILIGUNGS KG

By: MPM BioVentures III GP, L.P., in its capacity as
the Managing Limited Partner
By: MPM BioVentures III LLC, its General Partner

By:________________________________
	Ansbert Gadicke
	Series A Member


MPM BIOVENTURES III PARALLEL FUND, L.P.

By: MPM BioVentures III GP, L.P., its General Partner
By: MPM BioVentures III LLC, its General Partner

By:________________________________
	Ansbert Gadicke
	Series A Member


MPM ASSET MANAGEMENT INVESTORS 2003 BVIII LLC

By:________________________________
	Ansbert Gadicke
	Manager







IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this __ day of April, 2007.



VERSANT VENTURE CAPITAL II, L.P.

By: Versant Ventures II, LLC
	its General Partner

By:________________________________
	Brian G. Atwood
	Managing Director



VERSANT AFFILIATES FUND II-A, L.P.

By: Versant Ventures II, LLC
	its General Partner

By:________________________________
	Brian G. Atwood
	Managing Director



VERSANT SIDE FUND II, L.P.

By: Versant Ventures II, LLC
	its General Partner

By:________________________________
	Brian G. Atwood
	Managing Director











LIMITED POWER OF ATTORNEY
FOR
HELICOS BIOSCIENCES CORPORATION
SECTION 16(a) FILINGS

Know all by these presents, that the undersigned hereby constitutes and appoints Mark C. Solakian, signing singly, the undersigned's true and lawful attorney-in-fact to:

	(1)	Execute for and on behalf of the
undersigned, in the undersigned's capacity as an officer, director and/or stockholder of Helicos
Biosciences Corporation (the "Company"), Forms 3, 4, and 5 and amendments thereto in accordance with
Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;

	(2)	Do and perform any and all acts for and on
behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5 or amendment thereto and timely file such form with the United States Securities and Exchange
Commission (the "SEC") and any stock exchange or similar authority; and

	(3)	Take any other action of any type whatsoever
which, in the opinion of such attorney-in-fact, may be necessary or desirable in connection with the foregoing authority, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve.

	The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever required, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

	This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transaction in securities of the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact. This Power of Attorney may be filed with the SEC as a confirming statement of the authority granted herein.

[Remainder intentionally left blank]


IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this __ day of April, 2007.




________________________________
Louise A. Mawhinney


LIBC/2968585.1

LIBC/2968585.1

LIBC/2968585.1